DVI

RIDER TO LOAN DOCUMENTS

Contract No. 3686

THIS RIDER TO LOAN DOCUMENTS (the "**Rider**") dated effective as of **November 8, 2002** is entered into by and between **DVI FINANCIAL SERVICES INC.** ("**DVI**"), **THE SAGEMARK COMPANIES LTD.** ("**Obligor**"), **PREMIER P.E.T. IMAGING INTERNATIONAL, INC., PREMIER P.E.T. OF LONG ISLAND, LLC, ROCKVILLE PET, INC., STEPHEN SCHULMAN and THEODORE SHAPIRO** (individually and collectively the "**Surety**").

BACKGROUND

A. Obligor, Surety and DVI have entered into one or more of the following: that certain Master Security Agreement No. 3686 dated **November 8, 2002** (the "**Security Agreement**"), that certain Master Loan Agreement No. 3686 dated **November 8, 2002** (the "**Loan Agreement**"), that certain Secured Promissory Note dated **November 8, 2002** (the "**Note**"), those certain Limited Guaranty and Suretyship Agreements dated **November 8, 2002** (collectively the "**Guaranty**") and that certain Subordination Agreement (the "**Subordination**") and other related documents, instruments and agreements (collectively, the "**Loan Documents**").

B. At Obligor and Surety's request, DVI has agreed to modify the Loan Documents in accordance with the terms and conditions hereof.

NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. **Loan Agreement**. The Loan Agreement shall be and is hereby amended as follows:

a) **Specific Definitions**.

The definition of "**Lender Expenses**" in **Subsection 1.1** of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

> "means all (a) costs and expenses (including, without limitation, taxes and insurance premiums) required to be paid by Obligor or any Surety under this Agreement or under any of the other Loan Documents that are paid or advanced by DVI or any Affiliate of DVI, (b) filing, recording, publication and search fees paid or incurred by DVI in connection with DVI's transactions with Obligor, (c) costs and expenses incurred by DVI to correct any Event of Default, enforce any provision of the Loan Documents or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling or preparing for sale or advertising to sell any Collateral, whether or not a sale is consummated, after the occurrence and during the continuance of an Event of Default, (d) costs and expenses of suit incurred by DVI in enforcing or defending the Loan Documents or any portion thereof, (e) costs and expenses incurred by DVI to convert any data submitted to DVI by Obligor, any Surety or any of their respective Affiliates to a form reasonably acceptable to DVI, (f) DVI's reasonable attorney fees and expenses incurred (before or after execution of this Agreement and prior to the occurrence of an Event of Default) in advising DVI with respect to, or in structuring, drafting, reviewing, negotiating, amending, terminating, enforcing, defending or otherwise concerning, the Loan Documents or any portion thereof, irrespective of whether suit is brought in an aggregate amount not to exceed $15,000 and (g) DVI's reasonable attorney fees and expenses incurred (after execution of this Agreement and the occurrence of an Event of Default) in advising DVI with respect to, or in structuring, drafting, reviewing, negotiating, amending, terminating, enforcing, defending or otherwise concerning, the Loan Documents or any portion thereof, irrespective of whether suit is brought."

The definition of "**Material Adverse Effect**" in **Subsection 1.1** of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

> "means, with respect to any Person or any event or circumstance, a material adverse change in (a) the business, assets, financial condition or operations of that Person, (b) the ability of that Person to perform its Obligations or (c) the value of the Collateral in excess of $50,000; provided that a material adverse change shall not be deemed to occur if the event or circumstance giving rise to such change is an act of God or a change in any applicable laws, rules or regulations of any

Governmental Authority."

The definition of "**Note**" in **Subsection 1.1** of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

> "means each of the Secured Promissory Notes evidencing a Loan, executed and delivered by Obligor pursuant to the terms of this Agreement."

The definition of "**Unmatured Default**" in **Subsection 1.1** of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

> "means any event or condition that, with notice or passage of time, or any combination of the foregoing, would constitute an Event of Default."

The following definitions are hereby added to **Subsection 1.1** of the Loan:

> "**Debt**" shall mean, at any date, Obligor's total liabilities as determined in accordance with generally accepted accounting principles in the United States of America, in effect from time to time, consistently applied and maintained ("**GAAP**")

> "**Tangible Net Worth**" shall mean, with respect to Obligor at any date, owner's equity less goodwill, non-compete agreements, organization costs, and any other assets of Obligor that would be treated as intangible assets on Obligor's consolidated balance sheet prepared in accordance with GAAP.

b) **Prepayment**. The first sentence of **Subsection 2.3** of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"Obligor agrees not to prepay or attempt to prepay all or any portion of any Loan except as may otherwise be agreed to by DVI in the Note relating to such Loan or in any rider or amendment to any such Note."

c) **Business**. **Subsection 4.1** of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

> "Obligor will engage in business of the same general character as that now conducted or intended to be conducted by Obligor."

d) **Financial**. The following subsection is hereby added to **Article 4**:

> "Obligor shall at all times, on a consolidated basis maintain (a) a cash balance of $500,000 on its balance sheet and (b) a Debt to Tangible Net Worth ratio of not more than 3:1."

e) **Succession**. The following subsection is hereby added to **Article 4**:

> "In the event Obligor ceases doing business or merges with a wholly owned subsidiary, Premier P.E.T. Imaging International, Inc. will assume the Obligation."

f) **Events of Default**.

The first sentence of **Subsection 5.1(c)** of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

> "If Obligor fails to observe or perform any material covenant, condition or agreement to be observed or performed hereunder or under any other Loan Documents and such failure is not cured within thirty (30) days of written notice of such failure from DVI to Obligor."

Subsection 5.1(d)(v) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

> "a petition initiating an involuntary case under any such bankruptcy, insolvency, or similar law is filed against Obligor and, in any such case, is pending for ninety (90) days without dismissal,"

Subsection 5.1 (f) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"If a final judgment for the payment of money on any claim, in excess of $50,000, is rendered against Obligor which if undischarged for thirty (30) days after the date of entry, would either individually or in the aggregate with any other judgments against Obligor then of record likely result in the occurrence of a Material Adverse Effect,"

Subsection 5.1(h) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"If any material Indebtedness or lease of Obligor, in excess of $50,000, is accelerated by the lender or lessor thereof before its final maturity,"

g) **Equitable Relief**. **Subsection 5.5** of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"Obligor recognizes that in the event Obligor fails to perform, observe or discharge any of its material Obligations or liabilities under this Agreement, in certain cases no remedy of law will provide adequate relief to DVI, and DVI shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages or posting any bond."

h) **General Indemnity**. The first sentence of **Subsection 6.1** is hereby amended by replacing "gross negligence or intentional malfeasance" with "negligence or willful misconduct" after the words "claim is caused solely by the" and "provided, that the".

i) **Binding Effect; Assignment**. The last sentence of **Subsection 7.5** of the Loan Agreement is amended and restated in its entirety to read as follows:

"This Agreement and the other Loan Documents are binding upon and inure to the benefit of Obligor and DVI and their respective successors and assigns, except that Obligor will not have the right to assign or delegate its rights or obligations under any of such documents. DVI may at any time assign or grant participation in all or any portion of this Agreement or any Note and the amounts due thereunder, provided, however, that (a) DVI shall remain liable for its obligations hereunder and (b) no Event of Default shall be deemed to have occurred if the Obligor has performed or discharged its obligations to DVI hereunder, unless and until any such assignee assumes the obligations of DVI hereunder and Obligor has received notice of same."

j) **Press Release**. **Subsection 7.12** of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"Obligor will not issue any press release or make any public announcement relating to any Loans extended to Obligor hereunder without DVI's express written consent except for disclosures required by applicable law or pursuant to a court order."

k) **Rights**. The following subsection is hereby added to **Section 7**:

"Except to the extent of any and all priority or other rights of DVI under, or, as otherwise provided in, the Loan Documents, including without limitation the Subordination, in no event shall the terms and provisions of the Loan Documents be deemed to limit or affect, as between Obligor, on the on hand and Premier P.E.T. of Long Island, LLC ("**Premier**") and Rockville PET, Inc. ("**RPI**"), on the other hand any rights or remedies of Premier and/or RPI as against Obligor pursuant to the separate agreements between them, or otherwise.

2. **Security Agreement**. The Security Agreement shall be and is hereby amended as follows:

a) **Specific Definitions.**

The definition of "**Lender Expenses**" in **Subsection 1.1** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"means all (a) costs and expenses (including, without limitation, taxes and insurance premiums)

required to be paid by Obligor or any Surety under this Agreement or under any of the other Loan Documents that are paid or advanced by DVI or any Affiliate of DVI, (b) filing, recording, publication and search fees paid or incurred by DVI in connection with DVI's transactions with Obligor, (c) costs and expenses incurred by DVI to correct any Event of Default, enforce any provision of the Loan Documents or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling or preparing for sale or advertising to sell any Collateral, whether or not a sale is consummated, after the occurrence and during the continuance of an Event of Default, (d) costs and expenses of suit incurred by DVI in enforcing or defending the Loan Documents or any portion thereof, (e) costs and expenses incurred by DVI to convert any data submitted to DVI by Obligor, any Surety or any of their respective Affiliates to a form reasonably acceptable to DVI, (f) DVI's reasonable attorney fees and expenses incurred (before or after execution of this Agreement and prior to the occurrence of an Event of Default) in advising DVI with respect to, or in structuring, drafting, reviewing, negotiating, amending, terminating, enforcing, defending or otherwise concerning, the Loan Documents or any portion thereof, irrespective of whether suit is brought in an aggregate amount not to exceed $15,000 and (g) DVI's reasonable attorney fees and expenses incurred (after execution of this Agreement and the occurrence of an Event of Default) in advising DVI with respect to, or in structuring, drafting, reviewing, negotiating, amending, terminating, enforcing, defending or otherwise concerning, the Loan Documents or any portion thereof, irrespective of whether suit is brought."

The definition of "**Material Adverse Effect**" in **Subsection 1.1** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"means, with respect to any Person or any event or circumstance, a material adverse change in (a) the business, assets, financial condition or operations of that Person, (b) the ability of that Person to perform its Obligations or (c) the value of the Collateral in excess of $50,000; provided that a material adverse change shall not be deemed to occur in the event or circumstance giving rise to such change is an act of God or a change in any applicable laws, rules or regulations of any Governmental Authority."

The definition of "**Permitted Lien**" in **Subsection 1.1** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"means (a) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided in each such case that payment thereof is not yet due or is being contested as permitted hereby, (b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which has not expired, or in respect of which Obligor is in good faith prosecuting an appeal or proceeding for a review provided that a stay of execution pending such appeal or proceeding for review has been secured and adequate reserves have been established therefore, (c) Liens and priority claims in excess of $50,000 incidental to the conduct of business or the ownership of properties and assets (including warehouse's and attorney's Liens and statutory landlord's Liens); deposits, pledges or Liens to secure the performance of bids, tenders, or trade contracts, or to secure statutory obligations; and surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money; provided that in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings which have the effect of staying enforcement and with adequate reserves or performance bonds having been established therefore; and further provided that any such Liens are subordinate or have been subordinated to the Liens of DVI in a manner satisfactory to DVI or bonded over and (d) Liens granted to DVI or its Affiliates."

The definition of "**Unmatured Event of Default**" in **Subsection 1.1** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"means any event or condition that, with notice or passage of time or any combination of the foregoing would constitute an Event of Default."

b) **Disposition of Assets**. **Subsection 4.5** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"Without DVI's prior written consent, Obligor will not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for (a) the collection of

accounts in the ordinary course of business, and (b) the sale of Obligor's business at any time after a date that is 24 months after the Commencement Date (as defined in the Loan Documents) provided that Obligor prepays the Obligations or the buyer assumes the Obligations in accordance with, and to the extent permitted by, the Loan Documents."

c) **Insurance.**

The first sentence of the first paragraph of **Subsection 4.8** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"Except where Collateral is limited to investment property, Obligor will carry adequate insurance issued by responsible and financially sound insurers acceptable to DVI, in amounts reasonably acceptable to DVI (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards in accordance with industry standard limitations or as may be reasonably required by DVI. Obligor will carry business interruption insurance in such amounts as may be reasonably required by DVI."

The third paragraph of **Subsection 4.8** of the Security Agreement is hereby amended by adding the following after the last sentence:

"Notwithstanding the foregoing, in the event that Obligor suffers a casualty loss and desires to use the proceeds of its casualty loss insurance to repair or replace any Collateral, DVI will permit Obligor to utilize the proceeds of such insurance solely to purchase such replacement Collateral or to repair such Collateral, provided that: (i) Obligor confirms to DVI in writing that it intends to continue its business operations and has business interruption insurance in effect providing for the payment of proceeds in amounts reasonably acceptable to DVI, (ii) Obligor submits to DVI its business plan for operations after such casualty loss, which plan must be in form and content reasonably satisfactory to DVI, (iii) DVI will hold such insurance proceeds and will disburse such proceeds upon receipt by DVI of evidence reasonably satisfactory to DVI that such proceeds will be used to purchase or repair Collateral as required above, (iv) disbursement of proceeds will be in compliance with such procedures as DVI may reasonably require, and (v) no Event of Default or Unmatured Default shall have occurred and be continuing."

d) **Government Contracts**. **Subsection 4.10** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"If Collateral includes accounts, upon the occurrence of an Event of Default and at the request of DVI, Obligor will promptly notify DVI if any of Obligor's accounts arise out of contracts with any department, agency or instrumentality of the United States or any State, Commonwealth or municipality and execute any instruments and take any steps reasonably required by the Agent in order that all moneys due and to become due under any such contracts will be assigned, to the extent permitted under applicable law, to DVI, for itself and as agent for the pro rata benefit of its Affiliates, and notice thereof given to the United States under the Federal Assignment of Claims Act or any other applicable law, statute or regulation."

e) **Events of Default**. The first sentence of **Subsection 5.1(b)** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"If Obligor fails to observe or perform any material covenant, condition or agreement to be observed or performed hereunder and such failure is not cured within thirty (30) days of written notice of such failure from DVI to Obligor."

f) **Dividends; Distributions**. **Subsection 5.6(a)(ii)** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"Unless otherwise prohibited in the Loan Documents, Obligor will be entitled to receive and retain any and all dividends, distributions and interest, declared, distributed or paid, with respect to the Collateral constituting investment property or any portion thereof; provided, however, that any and all (A) dividends, distributions and interest paid or payable other than in cash, (B) instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, such Collateral, or any portion thereof, (C) dividends and other distributions paid or payable in cash with respect to such Collateral, or any portion thereof, in connection with (1) a partial or total

liquidation or dissolution or (2) a reduction of capital, capital surplus or paid-in-surplus and (D) cash paid, payable or otherwise distributed in respect of principal, or redemption of, or in exchange for, such Collateral, or any portion thereof will be forthwith delivered to DVI to hold as Collateral and will, if received by Obligor, be (x) received in trust for the benefit of DVI, (y) segregated from all other property or funds of Obligor and (z) forthwith delivered to DVI as Collateral in the same form as so received (with any necessary documents, endorsements or assignments in blank with guaranteed signatures(s))."

g) **Equitable Relief**. **Subsection 5.7** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"Obligor recognizes that, if Obligor fails to perform, observe or discharge any of its material obligations or liabilities under this Agreement, DVI will be entitled to temporary and permanent injunctive relief, if no remedy at law will provide adequate relief to DVI, without the necessity of proving actual damages."

h) **Limitation On Liability**. The first sentence of **Subsection 7.1** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"Obligor will be responsible for and DVI and its Affiliates are hereby released from any claim or liability in connection with: (a) safekeeping any Collateral, (b) any loss or damage to any Collateral or (c) any diminution in value of the Collateral. DVI and its Affiliates will be liable for any act or omission on its part constituting willful misconduct or negligence, provided, that its liability will be only for direct damages suffered and will not extend to consequential or incidental damages."

i) **Binding Effect; Assignment**. **Subsection 8.5** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"This Agreement is binding upon and will inure to the benefit of Obligor and DVI and their respective successors and assigns, except that the Obligor will not have the right to assign or delegate its rights or obligations hereunder. DVI may at any time assign or grant participation in all or any portion of this Agreement, provided, however, that DVI shall remain liable for its obligations hereunder unless and until any such assignee assumes the obligations of DVI hereunder and Obligor has received notice of same."

j) **Press Release**. **Subsection 8.11** of the Security Agreement is hereby amended and restated in its entirety to read as follows:

"Obligor will not issue any press release or make any public announcement relating to this Agreement without DVI's express written consent except for disclosures required by applicable law or pursuant to a court order."

3. **Note**. The Note shall be and is hereby amended as follows:

a) **Commencement Date; Interim Interest**. The last sentence of **Section 3** of the Note is hereby amended and restated in its entirety to read as follows:

"For purposes of this Note, "Interim Interest" means an amount equal to the sum of (x) the outstanding principal multiplied by the interest rate set forth on Rider D, divided by (y) 360, multiplied by (z) the number of days outstanding in each month, not to exceed thirty (30) days in each month."

b) **Increase in Index**. The second sentence of **Section 5** of the Note is hereby amended and restated in its entirety to read as follows:

"Obligor agrees that if the Base Index increases or decreases prior to the date this Note is fully funded by DVI, DVI will automatically, and without any notice to Obligor (except to the extent expressly provided herein), adjust the Loan Payments to reflect such increase or decrease. Promptly with any such adjustment, DVI will replace **Rider A** with a new **Rider A** dated as of the date of replacement and provide Obligor with a copy thereof."

c) **Non-Cancellable.** **Section 10** of the Note is hereby amended and restated in its entirety to read as follows:

"**Right to Prepay.** The obligations of Obligor hereunder may be prepaid provided that such Obligor complies with the following: (a) no prepayment may occur at any time during the first twenty-four (24) months of the term of the Note, (b) Obligor must give DVI not less than thirty (30) days' prior written notice of Obligor's intention to prepay the Note (the "**Prepayment Notice**"), (c) the prepayment must be in whole, not in part, and (d) upon giving the Prepayment Notice, Obligor shall be irrevocably obligated to pay to DVI on or before the thirtieth (30th) day after the Prepayment Notice is deemed given (pursuant to the provisions hereof) an amount equal to (i) DVI's Net Book Value (as defined below) for such Note being prepaid; plus (ii) a prepayment premium equal to: 3% if the prepayment occurs during the months 25 through 36 of the term of the Note; 2% if the prepayment occurs during the months 37 through 48 of the term of the Note; and 1% if the prepayment occurs after month 48 of the term of the Note, but prior to the maturity date of that Note. For purposes of this Rider, the term "**Net Book Value**" shall mean, as to the Note being prepaid, the sum of (i) the outstanding principal and accrued and unpaid interest balance of such Note, plus (ii) all costs and fees incurred by DVI in connection with any loss, disposition, destruction or theft of any Collateral (as defined in the Loan Agreement) subject to such Note or any default under the Loan Documents, including without limitation, all reasonable attorneys' fees and costs, and all court costs, and all interest and other fees, costs and charges from any securitization or other financing utilized by DVI to fund the Loan Documents."

d) **Waivers.** The word "required" in the first section of the first sentence of Section 14 is here by replaced by "provided".

e) **Binding Effect; Assignment.** **Section 18** of the Note is hereby amended and restated in its entirety to read as follows:

This Note is binding upon and inures to the benefit of the Obligor and DVI and their respective successors and assigns, except that the Obligor will not have the right to assign or delegate its rights or obligations hereunder. DVI may at any time assign or grant participation in all or any portion of this Note and the amounts payable hereunder, provided, however, that DVI shall remain liable for its obligations hereunder unless and until any such assignee assumes the obligations of DVI hereunder and Obligor has received notice of same."

4. **Guaranty.** The Guaranty shall be and is hereby amended as follows:

a) **Specific Definitions.**

The definition of "**Material Adverse Effect**" in **Section 1** of the Guaranty is amended by adding the following to the end of the definition:

"; provided that a material adverse change shall not be deemed to occur if the event or circumstance giving rise to such change is an act of God or a change in any applicable laws, rules or regulations of any Governmental Authority."

b) **Events of Default.** The first sentence of **Subsection 8(c)** of the Guaranty is hereby amended and restated in its entirety to read as follows:

"If Surety fails to observe or perform any material covenant, condition or agreement to be observed or performed hereunder and such failure is not cured within thirty (30) days of written notice of such failure from DVI to Surety."

c) **Equitable Relief.** **Section 10** of the Guaranty is hereby amended and restated in its entirety to read as follows:

"Surety recognizes that in the event Surety fails to perform, observe or discharge any of the material Guaranteed Obligations or liabilities under this Agreement, in certain cases no remedy of law will provide adequate relief to DVI, and DVI shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages or posting any bond."

d) **Binding Effect; Assignment**. **Section 16** of the Guaranty is hereby amended and restated in its entirety to read as follows:

"This Agreement will be binding upon and inure to the benefit of Surety and DVI and their respective successors and assigns, except that Surety will not have the right to assign or delegate its rights or obligations under any of such documents. DVI may at any time assign or grant participation in all or any portion of this Agreement and the amounts due thereunder, provided, however, that DVI shall remain liable for its obligations hereunder unless and until any such assignee assumes the obligations of DVI hereunder and Obligor has received notice of same."

e) **Press Release**. **Section 22** of the Guaranty is hereby amended and restated in its entirety to read as follows:

"Surety will not issue any press release or make any public announcement relating to this Agreement or any Credit Facilities extended to Obligor without DVI's express written consent except for disclosures required by applicable law or pursuant to a court order."

5. **Subordination**. The Subordination shall be and is hereby amended as follows:

a) **Binding Effect; Assignment**. **Section 12** of the Subordination is hereby amended and restated in its entirety to read as follows:

"This Agreement is binding upon and will inure to the benefit of Obligor, each Subordinated Creditor, DVI and their respective successors and assigns, except that no Subordinated Creditor will have the right to assign or delegate its rights or obligations hereunder. DVI may at any time assign or grant participation in all or any portion of this Agreement, provided, however, that DVI shall remain liable for its obligations hereunder unless and until any such assignee assumes the obligations of DVI hereunder and Obligor has received notice of same."

6. **Effect of Amendment**. All terms and conditions of the Loan Documents not expressly modified hereby shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

7. **Inconsistencies**. To the extent of any inconsistencies between the terms of this Rider and the terms of the Loan Documents, the terms of this Rider shall prevail.

8. **Governing Law**. ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the parties hereto have executed this Rider as of the date first above written.

DVI FINANCIAL SERVICES INC.

By: [signature]
Name: MARK J. GALLAGHER
Title: DIRECTOR OF CREDIT

THE SAGEMARK COMPANIES LTD

By: [signature]
Name: Ted Shapiro
Title: President and Chief Executive Officer
Solely as to those Loan Documents to which the signator is a a party and Sections 6, 7 and 8 hereof.

PREMIER P.E.T. OF LONG ISLAND, LLC
By: Premier P.E.T. Imaging International, Inc., Manager

By: [signature]
Name: Stephen A. Schulman, M.D.
Title: President
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.

PREMIER P.E.T. IMAGING INTERNATIONAL, INC.

By: [signature]
Name: Stephen A. Schulman, M.D.
Title: President
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.

ROCKVILLE PET, INC.

By: ______
Name: ~~Stephen A. Schulman, M.D.~~
Title: ~~Manager~~
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.

STEPHEN A. SCHULMAN

[signature]
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.

THEODORE SHAPIRO

[signature]
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.

CERTIFIED TO BE A TRUE AND CORRECT
DOCUMENT AS SUBMITTED TO
DVI FINANCIAL SERVICES INC.
BY: [signature]
DATE: 12/12/02

IN WITNESS WHEREOF, the parties hereto have executed this Rider as of the date first above written.

DVI FINANCIAL SERVICES INC.

By: ____________________
Name: ____________________
Title: ____________________

THE SAGEMARK COMPANIES LTD

By: ____________________
Name: Ted Shapiro
Title: President and Chief Executive Officer
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.

PREMIER P.E.T. OF LONG ISLAND, LLC
By: Premier P.E.T. Imaging International, Inc., Manager

By: ____________________
Name: Stephen A. Schulman, M.D.
Title: President
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.

PREMIER P.E.T. IMAGING INTERNATIONAL, INC.

By: ____________________
Name: Stephen A. Schulman, M.D.
Title: President
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.

ROCKVILLE PET, INC.

By: ____________________
Name: ~~Stephen A. Schulman, M.D.~~
Title: ~~Manager~~ Pres
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.

STEPHEN A. SCHULMAN

____
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.

THEODORE SHAPIRO

____
Solely as to those Loan Documents to which the signator is a party and Sections 6, 7 and 8 hereof.